[Pioneer Logo]

Pioneer
Tax-Free
Income Fund

-------------------------
SEMIANNUAL REPORT 6/30/97
-------------------------

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          21

Notes to Financial Statements                                                 27

Report of Independent Public Accountants                                      31

Trustees, Officers and Service Providers                                      32

Programs and Services for Pioneer Shareowners                                 34

The Pioneer Family of Mutual Funds                                            37

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 6/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this semiannual report for Pioneer Tax-Free Income Fund, covering the six months ended June 30, 1997.

It was a time of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. Corrections in the stock market and an economy that was alternately growing and retreating - depending on how data were interpreted - kept bond investors on the lookout for indications of a trend. Tax-free issues performed better than most other bond sectors, and we are happy to report that your Fund continued to reward shareowners by paying tax-free dividends and generating a positive total return. The questions and answers that follow in the Portfolio Management Discussion provide details of your investment team's strategies and results.

Recently, the stock market has generally outperformed the bond market. We happen to be in the midst of the longest bull market in history, and our concern is that many investors, especially newer ones, see stocks moving only in an upward direction. This will not always be the case. When the stock market slows or retreats, people will be reminded how important it is to diversify among a variety of investments. Municipal bond funds, in addition to providing tax advantages, can be an effective way to enhance a portfolio's diversity and liquidity. If you haven't taken a look at your portfolio recently, perhaps this is a good time to speak with your investment professional. Varying performance of your investments can change the balance of your portfolio, and you may need to get back on track.

If you have any questions about Pioneer Tax-Free Income Fund, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,


/s/ John F. Cogan, Jr.,

John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

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PORTFOLIO SUMMARY 6/30/97
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a Pie Chart in the printed material]

AAA                           51%

Short-Term Cash Equivalents    1%

A                             27%

AA                            21%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

                               [GRAPHIC OMITTED]

    [The following table was depicted as a Pie Chart in the printed material]

0-2 Years          2%

20+ Years         21%

2-5 Years         17%

10-20 Years       23%

5-7 Years         16%

7-10 Years        21%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

 1. Illinois Metropolitan Pier & Exposition Authority
    State Tax Revenue, 8.5%, 6/15/06                                       2.65%
 2. South Carolina Public Service Authority Revenue, 6.625%,
    Prerefunded, 7/1/02                                                    2.64
 3. Wyoming Community Development Authority Revenue,
    Series B, 7.05%, 6/1/33                                                2.43
 4. Texas State Turnpike Authority, 5.25%, 1/1/23                          1.99
 5. Hastings Electric System Revenue, 6.3%, 1/1/19                         1.86
 6. Will County, Illinois Environmental Revenue Bond, 6.4%, 4/1/26         1.78
 7. Douglas Country Hospital Authority Revenue, Immanuel
    Medical Center, 7.0%, 9/1/21                                           1.56
 8. Martin County Pollution Control Authority Revenue, 5.65%, 12/1/23      1.43
 9. Hillsborough County Pollution Control Authority Revenue, 8.0%, 5/1/22  1.38
10. Lake Michigan School District, 5.5%, 5/1/22                            1.35

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

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PERFORMANCE UPDATE 6/30/97 CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      6/30/97          12/31/96
                               $12.00           $11.96

Distributions per Share        Income           Short-Term         Long-Term
(12/31/96 - 6/30/97)           Dividends        Capital Gains      Capital Gains
                               $0.297               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

---------------------------------------
Average Annual Total Returns
(As of June 30, 1997)

            Net Asset  Public Offering
Period        Value        Price*
10 Years      8.12%        7.62%
5 Years       6.57         5.59
1 Year        7.82         2.95
---------------------------------------

* Reflects deduction of the maximum 4.50% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


                              Growth of $10,000

                               [GRAPHIC OMITTED]

     Date              Pioneer Tax-Free      Lehman Brothers Municipal
                            Income*                 Bond Index

6/30/87                         9,550                     10,000
6/31/88                        10,294                     10,741
6/31/89                        11,696                     11,964
6/31/90                        12,375                     12,780
6/31/91                        13,446                     13,931
6/31/92                        15,169                     15,573
6/31/93                        17,060                     17,436
6/31/94                        16,967                     17,466
6/31/95                        18,330                     19,006
6/31/96                        19,336                     20,268
6/31/97                        20,848                     21,945

    - Pioneer Tax-Free Income Fund*
   -- Lehman Brothers Municipal
      Bond Index

      The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Tax-Free Income Fund

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PERFORMANCE UPDATE 6/30/97 CLASS B SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      6/30/97          12/31/96
                               $11.93           $11.88

Distributions per Share        Income           Short-Term         Long-Term
(12/31/96 - 6/30/97)           Dividends        Capital Gains      Capital Gains
                               $0.253               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

----------------------------------
Average Annual Total Returns
(As of June 30, 1997)

                 If        If
Period          Held    Redeemed*
Life-of-Fund    6.06%     4.76%
(4/28/95)
1 Year          7.08      3.08
----------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


                              Growth of $10,000

                              [GRAPHIC OMITTED]

                       [Mountain Chart plot points needed]


     Date              Pioneer Tax-Free      Lehman Brothers Municipal
                            Income*                 Bond Index

        4/30/95                10,000                     10,000
        6/30/95                10,155                     10,229
        9/30/95                10,363                     10,523
       12/31/95                10,794                     10,957
        3/31/96                10,580                     10,825
        6/30/96                10,616                     10,908
        9/30/96                10,858                     11,158
       12/31/96                11,080                     11,443
        3/31/97                10,994                     11,416
        6/30/97                11,068                     11,811

    - Pioneer Tax-Free Income Fund*
   -- Lehman Brothers Municipal
      Bond Index

      The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

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PERFORMANCE UPDATE 6/30/97 CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                      6/30/97          12/31/96
                               $11.94           $11.88

Distributions per Share        Income           Short-Term         Long-Term
(12/31/96 - 6/30/97)           Dividends        Capital Gains      Capital Gains
                               $0.253               -                  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

------------------------------------
Average Annual Total Returns
(As of June 30, 1997)

                  If        If
Period           Held    Redeemed*
Life-of-Fund     3.44%     3.44%
(1/31/96)
1 Year           7.17      7.17
------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.



                              Growth of $10,000

                              [GRAPHIC OMITTED]

                       [Mountain Chart plot points needed]


     Date              Pioneer Tax-Free      Lehman Brothers Municipal
                            Income*                 Bond Index

        1/31/96                10,000                     10,000
        2/29/96                 9,916                      9,932
        3/31/96                 9,766                      9,805
        4/30/96                 9,697                      9,777
        5/31/96                 9,694                      9,774
        6/30/96                 9,791                      9,880
        7/31/96                 9,871                      9,969
        8/31/96                 9,859                      9,967
        9/30/96                10,006                     10,107
       10/31/96                10,111                     10,221
       11/30/96                10,284                     10,408
       12/31/96                10,219                     10,364
        1/31/97                10,213                     10,384
        2/28/97                10,301                     10,479
        3/31/97                10,148                     10,340
        4/30/97                10,229                     10,427
        5/31/97                10,389                     10,584
        6/30/97                10,493                     10,697

    - Pioneer Tax-Free Income Fund*
  --  Lehman Brothers Municipal
      Bond Index

      The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/97
--------------------------------------------------------------------------------

The first half of Pioneer Tax-Free Income Fund's 21st fiscal year came to a close on June 30, 1997. The bond market was resilient over the past six months, recovering from several episodes of investor nervousness and repeatedly regaining lost ground. While the bond market's performance was mixed, your Fund's overall results were positive.

For this report, we offer a discussion with portfolio manager Mark L. Winter. He leads the investment team responsible for the day-to-day management of Pioneer Tax-Free Income Fund, and has been managing the Fund for 11 years.

How did the Fund perform over the past six months?

The Fund was competitive, especially considering the varied conditions in the municipal bond market. The Fund continued to meet its objective of providing income exempt from regular federal income tax, and shareowners received monthly dividends. The Fund offered a tax-free 30-day SEC yield of 4.31% at the end of the period, which is equivalent to a taxable yield of 7.14% for investors in the maximum 39.6% tax bracket.

The Fund generated a six-month total return of 2.87% for Class A Shares, 2.59% for Class B Shares and 2.68% for Class C Shares. The Fund's returns were slightly lower than the 2.95% average for the 238 funds in Lipper Analytical Services' General Municipal Debt category. (Returns do not reflect sales charges.)

What happened in the bond market in the first six months of 1997?
Investor expectations shaped the market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Tax-free bond investors also had the possibility of "flat tax" legislation holding their attention. Throughout the period, however, inflation remained contained despite continued economic expansion, interest rates generally were low and the push for a flat tax went away.

Pioneer Tax-Free Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

We entered 1997 with bond prices falling. By February, the bond market had recovered ground lost in January. The economy showed substantial growth in the first quarter of 1997, and the Federal Reserve increased short-term interest rates one-quarter of a percentage point (0.25%) on March 25. The rate hike didn't have a significant or lasting effect. Because investors acted in advance of the Fed's much-discussed move, bond prices had already moved down, sending yields higher. Bond prices resumed their ascent in April, finishing higher in June. As the period closed, the Fed was continuing its "wait and see" attitude.

Tax-free bonds outperformed most sectors of the bond market over the six-month period. Municipal bond prices rose and fell in a similar pattern to U.S. government issues, but their movements were not as pronounced. The supply of tax-free bonds was lower than usual during the period. Normally, this "tightening" of supply would have driven up prices. Unfortunately, though, demand for munis languished. Investors, probably still feeling the hangover of proposed tax reform, found other places for their money. As a result, municipal bond investors were hesitant to sell, as there were fewer better issues to buy.

Against this backdrop, what kind of changes did you make to the portfolio?

We adjusted the Fund's maturity profile as interest rates inched up and down. Last December 31, portfolio holdings had an average effective life of 12.6 years; they were only slightly shorter, 11.9 years, as of June 30. (Effective maturity takes into account the time left until a bond matures or can be called on demand by the issuer, whichever is sooner.) We adjusted the portfolio to add more stability, selling bonds likely to be called by their issuers before their stated maturity dates. Instead, we added securities with 10 - 15 year effective maturities. This effort to "lengthen" the portfolio was, as always, complicated by changing interest rates, since lower interest rates increase the probability of a bond being called. (Calling bonds lets issuers replace higher-cost debt with new, lower-cost securities.) Over the last quarter, we increased the Fund's maturity to take a more aggressive stance, since we think interest rates will probably be stable or falling in the near term.

Pioneer Tax-Free Income Fund

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PORTFOLIO MANAGEMENT DISCUSSION 6/30/97                              (continued)
--------------------------------------------------------------------------------

We kept the Fund's diversification fairly consistent, making minor adjustments throughout the period. As of June 30, the Fund held 9.9% of its assets in pollution control revenue bonds, 7.8% in escrowed issues, 7.7% in housing bonds and 16% in various other revenue bonds. Water and sewer bonds accounted for another 14.4%.

Insured bonds comprised 43.6% of the portfolio as of June 30. Today, more and more municipal bonds are insured. This means your Fund will receive interest and principal payments on time and in full, even if the issuer of the debt is unable to pay. (This guarantee does not extend to the price or yield of Fund shares.) Rating agencies, such as Standard & Poor's or Moody's, grant bonds covered by major insurers their highest rating, AAA and Aaa, respectively. The average quality rating of Fund holdings was AA on June 30, the same as throughout the period.

What's your outlook going forward?

We have a positive outlook for bonds, so we are currently increasing the portfolio's duration. (Duration measures a bond fund's sensitivity to interest rates, with a portfolio likely to rise in value by one percentage point for every percentage point change in interest rates, up or down.) The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation will likely remain contained, with interest rates staying near their current range. This would be good news for almost all bond investors.

We don't foresee any major increase in the supply of municipal bonds; however, we are optimistic about an increase in demand as the threat of a flat tax dissipates and inevitable stock market downturns bring more investors to the municipal bond market. We'll continue to focus on credit analysis and strategic bond selection, and we believe the Fund's emphasis on high-quality bonds can help us continue to reward investors with tax-free current income and solid total returns.

Pioneer Tax-Free Income Fund

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SCHEDULE OF INVESTMENTS 6/30/97
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         INVESTMENT IN TAX-EXEMPT SECURITIES - 99.1%+
                         Alaska - 0.6%
$ 2,330,000   AAA/Aaa    Alaska Muni Bond Bank, 7.0%, 2005                $   2,641,638
                                                                          -------------

                         Arizona - 2.0%
  1,500,000   AAA/Aaa    Kyrene School District, 6.0%, 2014               $   1,561,875
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 2007          1,171,250
  1,000,000   AAA/Aaa    Maricopa County School District, 7.0%, 2008          1,175,000
  2,200,000   AAA/Aaa    Tempe School District, 7.0%, 2008                    2,574,000
  1,900,000   A+/A1      Tucson Water Revenue, 6.5%, 2016                     2,011,625
                                                                          -------------
                                                                          $   8,493,750
                                                                          -------------

                         Colorado - 3.2%
    500,000   AA/Aa      Colorado Housing Finance Authority,
                           Series A-3, 7.0%, 2016                         $     546,250
    960,000   AA/Aa      Colorado Housing Finance Authority,
                           Series C-2, 7.45%, 2017 ++                         1,047,600
  3,490,000   NR/Aa      Colorado Housing Finance Authority,
                           Series A-1, 7.4%, 2027                             3,843,362
  1,500,000   NR/Aa      Colorado Housing Finance Authority,
                           Series B-2, 7.45%, 2027                            1,672,500
    500,000   AAA/Aaa    Colorado Housing Finance Authority,
                           Series C-1, 7.55%, 2027                              556,250
    250,000   AA/Aa      Denver Colorado City Airport, 5.7%, 2025               250,312
  1,450,000   AA/Aa      Denver Colorado City and County, 5.5%, 2025          1,413,750
  3,575,000   AAA/Aaa    Douglas County School District Region 1,
                           7.0%, 2013                                         4,231,906
                                                                          -------------
                                                                          $  13,561,930
                                                                          -------------

                         Connecticut - 0.1%
    500,000   AAA/Aaa    University of Connecticut Revenue,
                           5.25%, 2016                                    $     489,375
                                                                          -------------

                         Delaware - 0.4%
  1,655,000   NR/A1      State of Delaware Housing Authority
                           Revenue, 6.45%,  2013 ++                       $   1,727,406
                                                                          -------------

                         Florida - 3.9%
  2,000,000   AAA/Aaa    Dade County, 5.125%, 2016                        $   1,925,000
  4,000,000   AAA/Aaa    Dade County Water & Sewer Revenue,
                           5.25%, 2026                                        3,810,000
  5,000,000   AA/Aa3     Hillsborough County Industrial Development
                           Authority, 8.0%, 2022                              5,787,500


 The accompanying notes are an integral part of these financial statements.   9

Pioneer Tax-Free Income Fund

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SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Florida - (continued)
 $4,000,000   AA+/NR     Jacksonville Health Facilities Authority
                           Hospital Revenue, 6.75%, 2013                      4,345,000
    800,000   AAA/Aaa    Manatee County Housing Revenue, 7.2%, 2028             882,000
                                                                          -------------
                                                                          $  16,749,500
                                                                          -------------

                         Georgia - 2.2%
  2,150,000   AAA/Aaa    Appling County Development Authority
                           Revenue, 7.15%, 2021                           $   2,397,250
  4,120,000   AAA/Aaa    Georgia State Revenue, 6.7%, 2008                    4,753,450
  2,300,000   AAA/Aaa    Richmond Water & Sewer Authority Revenue,
                           5.25%, 2022                                        2,190,750
                                                                          -------------
                                                                          $   9,341,450
                                                                          -------------

                         Illinois - 9.6%
  5,000,000   AAA/Aaa    Chicago Board of Education, 5.75%, 2027          $   5,018,750
  3,700,000   AA-/Aa3    Chicago Gas Supply Revenue, 8.1%, 2020               4,060,750
  2,250,000   NR/A2      Illinois Development Finance Authority,
                           6.75%, 2016                                        2,382,188
  1,145,000   A+/A1      Illinois Housing Development Authority
                           Revenue Multi-Family Housing, Series A,
                           7.0%, Prerefunded,  2023*                          1,333,925
  9,000,000   A+/A       Illinois Metropolitan Pier & Exposition
                           Authority State Tax Revenue, 8.5%, 2006           11,160,000
  4,015,000   A+/A       Illinois Metropolitan Pier & Exposition
                           Authority State Tax Revenue, 6.5%, 2027,
                           Prerefunded, 2003*                                 4,466,687
  5,000,000   AAA/Aaa    Illinois State General Obligation, 5.75%, 2021       5,043,750
  7,185,000   AA/Aa2     Will County, Illinois Environmental Revenue
                           Bond, 6.4%, 2026                                   7,490,363
                                                                          -------------
                                                                          $  40,956,413
                                                                          -------------

                         Indiana - 4.0%
  1,000,000   AAA/Aaa    Goshen School Building Corp., 5.6%, 2016         $   1,001,250
    750,000   A/NR       Indiana Bond Bank State Revolving Fund,
                           6.75%, 2017                                          811,875
  3,500,000   AA3/Aa     Indiana Health Facilities Authority, 5.5%, 2016      3,395,000
  1,000,000   NR/Aaa     Indiana State Housing Finance Authority Single
                           Family Mortgage Revenue, 5.95%, 2013               1,020,000
  1,890,000   A+/A1      Indiana State Office Building Commission
                           Correctional Facilities Revenue, 6.4%, 2011        2,001,038
  1,400,000   A+/NR      Indianapolis Local Public Improvement Board
                           Revenue, 6.75%, 2014                               1,601,250


10   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

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SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Indiana - (continued)
 $1,000,000   A+/A       Lawrence Township Metropolitan School District
                           Revenue, 6.75%, 2013                               1,131,250
  3,200,000   AA-/AA2    Petersburg Indiana Pollution and Control
                           Revenue, 5.4%, 2017                                3,140,000
  2,740,000   AAA/NR     Sarah Scott Middle School Revenue, 5.75%, 2019       2,746,850
                                                                          -------------
                                                                          $  16,848,513
                                                                          -------------

                         Iowa - 0.2%
  1,000,000   NR/A       Iowa Finance Authority Revenue Bond,
                           Correctional Facility Program, 5.55%, 2010     $   1,005,000

                         Kentucky - 0.9%
  1,095,000   AAA/Aaa    Kenton County Water District #1, 5.8%, 2015      $   1,119,638
  2,010,000   AAA/Aaa    Kenton County Water District #1, 5.875, 2019         2,060,250
    495,000   AA-/A      University of Kentucky Community College
                           Building Revenue, Series I, 6.4%, 2011               520,368
                                                                          -------------
                                                                             $3,700,256
                                                                          -------------

                         Louisiana - 0.8%
  3,000,000   AAA/Aaa    New Orleans Home Mortgage Authority, 6.25%,
                           Prerefunded,  2011*                            $   3,247,500
                                                                          -------------

                         Massachusetts - 7.1%
  1,415,000   A-/A1      Massachusetts Bay Transportation Authority
                           Revenue, Series B, 5.875%, 2014                $   1,455,681
  4,000,000   A+/A1      Massachusetts Bay Transportation Authority
                           Revenue, Series B, 5.875%, 2019                    4,090,000
  5,000,000   A+/A1      Massachusetts Health & Educational Facilities
                           Authority Revenue, Boston College, Series K,
                           5.25%, 2023                                        4,768,750
  1,205,000   AAA/Aaa    Massachusetts Housing Finance Agency,
                           5.95%, 2018                                        1,226,088
  3,000,000   AAA/Aaa    Massachusetts State General Obligation,
                           6.5%, 2007                                         3,333,750
  4,390,000   A+/A1      Massachusetts State Turnpike Authority
                           Revenue, Series A, 5.0%, 2020                      4,016,850
  2,000,000   A/A        Massachusetts Water Resources Revenue,
                           6.25%, 2010                                        2,120,000
  2,000,000   AAA/Aaa    South Essex Massachusetts Sewer District,
                           Series B, 5.25%, 2018                              1,930,000
  1,000,000   AAA/Aaa    South Essex Massachusetts Sewer District,
                           Series B, 6.75%, 2013                              1,133,750


The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Massachusetts - (continued)
 $1,325,000   AAA/Aaa    Worcester General Obligation,
                           Series A, 6.15%, 2009                              1,435,969
  1,440,000   AAA/Aaa    Worcester General Obligation,
                           Series A, 6.20%, 2010                              1,555,200
  1,460,000   AAA/Aaa    Worcester General Obligation,
                           Series A, 6.25%, 2011                              1,576,800
  1,450,000   AAA/Aaa    Worcester General Obligation,
                           Series A, 6.3%, 2012                               1,585,936
                                                                          -------------
                                                                          $  30,228,774
                                                                          -------------

                         Michigan - 3.1%
  1,455,000   AAA/Aaa    Grand Rapids Community, 5.375%, 2016                 1,420,444
  2,175,000   AAA/Aaa    Holly Michigan Area School District,
                           5.625%, 2015                                       2,202,187
  2,200,000   AAA/Aaa    Lake Orion Schools General Obligation,
                           5.5%, 2020                                         2,186,250
  1,500,000   AAA/Aaa    Wayne County Building Authority Capital
                           Improvement, 5.25%, 2016                           1,453,125
  5,715,000   AA/Aa      Walled Lake School District General
                           Obligation, Series I, 5.5%, 2022                   5,664,994
                                                                          -------------
                                                                          $  12,927,000
                                                                          -------------

                         Minnesota - 3.2%
  5,000,000   AAA/Aaa    Minnesota Northern Municipal Power Agency,
                           7.25%, 2016                                    $   5,281,250
    750,000   NR/A1      Minnesota State Higher Education Facilities
                           Authority Revenue, 5.625%, 2016                      750,000
  1,955,000   AA+/Aa     Minnesota State Housing Finance Agency,
                           Series H, 6.55%, 2011                              2,074,744
    990,000   AA/A1      Minnesota State Housing Finance Agency,
                           Series A, 6.9%, 2012                               1,045,687
  1,000,000   AA/Aa3     Minnesota University, Series A, 5.0%, 2010           1,057,500
  3,500,000   AAA/Aaa    Spring Lake Park Independent School District
                           #16 General Obligation, 5.25%, 2017                3,443,125
                                                                          -------------
                                                                          $  13,652,306
                                                                          -------------

                         Missouri - 2.7%
  1,000,000   NR/NR      Carthage Waterworks & Wastewater Treatment
                           System Revenue, 6.5%, 2016                     $   1,072,500
  1,010,000   NR/AA      Lexington School District Revenue, 5.55%, 2017       1,011,263
  2,100,000   AAA/Aaa    Missouri Environmental Improvement and
                           Energy Resources Authority, 6.05%, 2016            2,194,500


12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Missouri - (continued)
 $2,500,000   AAA/Aaa    Poplar Bluff School District, 5.8%, 2011             2,568,750
  5,000,000   AAA/Aaa    Sikeston, Missouri Electric Revenue, 5.0%, 2022      4,618,750
                                                                          -------------
                                                                          $  11,465,763
                                                                          -------------

                         Mississippi - 0.4%
  1,700,000   AAA/Aaa    Mississippi State University Educational
                           Building Revenue, 5.0%, 2016                   $   1,591,625
                                                                          -------------

                         Montana - 3.7%
  3,250,000   AAA/Aaa    Forsyth Pollution Control Revenue, Puget Sound
                           Power & Light Project, 7.05%, 2021             $   3,579,063
  1,250,000   AAA/Aaa    Forsyth Pollution Control Revenue, Puget Sound
                           Power & Light Project, 7.25%, 2021                 1,378,125
  3,000,000   AAA/Aaa    Forsyth Pollution Control Revenue, Puget Sound
                           Power & Light Project, 6.8%, 2022                  3,243,750
  1,495,000   AAA/Aaa    Forsyth Pollution Control Revenue, Washington
                           Water Power Project, 7.125%, 2013                  1,607,125
  3,250,000   AAA/Aaa    Montana State Board of Investments Workers
                           Compensation Program, 6.875%, 2020                 3,538,437
  2,200,000   AAA/Aaa    University of Montana Revenue, Series C,
                           5.375%, 2021                                       2,161,500
                                                                          -------------
                                                                          $  15,508,000
                                                                          -------------

                         Nebraska - 6.1%
  6,000,000   AAA/Aaa    Douglas County Hospital Authority Revenue,
                           Immanuel Medical Center, 7.0%, 2021            $   6,562,500
  5,000,000   NR/A       Grand Island Sanitation Sewer Revenue,
                           6.0%, 2014                                         5,131,250
  7,500,000   A/A        Hastings Electric System Revenue, 6.3%, 2019         7,809,375
  1,325,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 2008                                         1,432,656
  1,500,000   AAA/Aaa    Municipal Energy Agency of Nebraska Revenue,
                           6.0%, 2017                                         1,552,500
    890,000   A+/A1      Nebraska Public Power District Revenue,
                           6.125%, 2015                                         924,487
    750,000   A+/A1      Nebraska Public Power District Revenue,
                           5.75%, 2020                                          754,688
  1,850,000   A+/A1      Nebraska Public Power District Revenue,
                           6.25%, 2022                                        1,921,688
                                                                          -------------
                                                                          $  26,089,144
                                                                          -------------


 The accompanying notes are an integral part of these financial statements.  13

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         New Hampshire - 0.6%
$ 2,500,000   AA+/Aaa    New Hampshire Higher Education Revenue,
                           Dartmouth College, 5.375%, 2023                $   2,425,000
                                                                          -------------

                         New Jersey - 0.2%
  1,000,000   AA/A1      Rutgers State University Revenue, 6.4%, 2009     $   1,081,250
                                                                          -------------

                         New Mexico - 1.9%
  2,600,000   AA/Aa      Bernalillo County Gross Receipts Tax
                           Revenue, 5.75%, 2021                           $   2,613,000
  1,870,000   AA/Aa      New Mexico Mortgage Finance Authority,
                           6.85%, 2012 ++                                     1,965,838
  2,000,000   AAA/Aaa    Santa Fe Gross Receipts, 5.75%, 2021                 2,022,500
  1,200,000   AAA/Aaa    University of New Mexico Revenue,
                           6.55%, 2025                                        1,330,500
                                                                          -------------
                                                                             $7,931,838
                                                                          -------------

                         New York - 0.7%
  3,250,000   AAA/Aaa    New York State Dormitory Authority,
                           5.25%, 2022**                                  $   3,111,875
                                                                          -------------

                         North Carolina - 4.0%
  3,735,000   A+/A       Buncombe County Sewer District Revenue,
                           6.75%, Prerefunded, 2002*                      $   4,164,525
  1,250,000   AA/Aa1     Charlotte Law Enforcement Project,
                           6.1%, 2015                                         1,296,875
  2,290,000   AA/Aa      Charlotte-Mecklenburg Hospital Authority
                           Revenue, 6.25%, 2020                               2,373,013
  1,250,000   AAA/Aaa    Cumberland County Civic Center Project,
                           Series A, 6.4%, 2024                               1,343,750
  1,000,000   AAA/Aaa    Franklin County Certificate Participation,
                           6.625%, 2014                                       1,086,250
    500,000   AAA/Aaa    Gaston County Certificate Participation,
                           5.25%, 2016                                          482,500
  6,250,000   A/A2       Martin County Pollution Control Authority
                           Revenue, 5.65%, 2023                               6,015,625
                                                                          -------------
                                                                          $  16,762,538
                                                                          -------------

                         North Dakota - 0.2%
  1,000,000   AAA/Aaa    State Water Community Revenue, 5.75%, 2027       $   1,003,750
                                                                          -------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Ohio - 1.0%
 $1,050,000   AAA/Aaa    Bedford, Ohio County School District,
                           6.25%, 2013                                    $   1,110,375
  2,500,000   AAA/Aaa    Cleveland Stadium Revenue, 5.25%, 2027               2,368,750
    500,000   A+/A1      Ohio State Building Authority Revenue,
                         6.0%, 2008                                             542,500
                                                                          -------------
                                                                          $   4,021,625
                                                                          -------------

                         Oklahoma - 3.1%
  2,520,000   AAA/Aaa    Grand River Dam Authority Revenue, 6.25%, 2011   $   2,781,450
  4,700,000   AAA/Aaa    McGee Creek Auth Water Revenue, 6.0%, 2023           5,052,500
  5,300,000   A+/A1      Oklahoma State Turnpike Authority Revenue,
                           6.125%, 2020                                       5,465,625
                                                                          -------------
                                                                          $  13,299,575
                                                                          -------------

                         Oregon - 1.2%
    550,000   AAA/Aaa    Portland International Airport Revenue,
                           6.75%, 2015                                    $     594,687
  1,000,000   A+/A1      Portland Sewer System, Series A,
                           6.2%, 2012                                         1,056,250
  3,250,000   A/A1       Washington County Unified Sewer Agency
                           Revenue, 6.2%, 2010                                3,473,438
                                                                          -------------
                                                                          $   5,124,375
                                                                          -------------

                         Pennsylvania - 2.9%
  3,000,000   AAA/Aaa    Allegheny County Sanitary Authority Revenue,
                           5.375%, 2024**                                 $   2,891,250
  1,300,000   AAA/Aaa    Lycoming County General Obligation,
                           5.8%, 2022                                         1,317,875
  1,000,000   AA/Aa      New Kingston School District, 5.5%, 2017               991,250
  1,000,000   AA/Aa      Pennsylvania Housing Finance Agency
                           Revenue, 8.1%, 2010                                1,035,000
  2,000,000   AAA/Aaa    Pennsylvania Transportation Authority,
                           5.375%, 2022                                       1,942,500
  2,500,000   A/A1       Pennsylvania State Turnpike Commission
                           Revenue, 6.5%, 2013                                2,678,125
  1,500,000   AAA/Aaa    University of Pittsburgh Capital Project,
                           Series A, 6.125%, 2021                             1,550,625
                                                                          -------------
                                                                          $  12,406,625
                                                                          -------------

                         Rhode Island - 0.2%
    985,000   AA+/Aa     Rhode Island Housing & Mortgage Finance,
                           6.75%, 2017                                    $   1,037,944
                                                                          -------------


The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         South Carolina - 5.0%
 $1,790,000   AAA/Aaa    Beaufort Water & Sewer Revenue, 6.5%, 2013       $   1,913,062
  2,400,000   A/A1       Fairfield County Pollution Control, 6.5%, 2014       2,571,000
  3,000,000   A-/A1      Richland County Solid Waste Disposal Facilities
                           Revenue, Union Camp Project, 7.45%, 2021           3,255,000
  1,250,000   AAA/Aaa    South Carolina Grand Strand Water & Sewer
                           Authority, 6.375%, 2012                            1,389,063
 10,000,000   AAA/Aaa    South Carolina Public Service Authority
                           Revenue, 6.625%, Prerefunded, 2002*               11,100,000
    750,000   NR/Aa      South Carolina State Housing Finance &
                           Development Authority Revenue, 6.2%, 2009            786,563
                                                                          -------------
                                                                          $  21,014,688
                                                                          -------------

                         South Dakota - 1.3%
  1,235,000   NR/A1      South Dakota Conservancy District Revenue,
                           Series A, 5.625%, 2017                         $   1,221,106
  1,255,000   AAA/Aaa    South Dakota State Lease Revenue,
                            Series B, 8.0%, 2005                              1,488,744
  2,730,000   A+/NR      South Dakota Student Loan Finance
                           Corporation Revenue, 7.7%, 2007                    2,900,625
                                                                          -------------
                                                                          $   5,610,475
                                                                          -------------

                         Tennessee - 0.9%
  1,300,000   AAA/Aaa    Madison Suburban Utility District, 5.0%, 2019    $   1,215,500
  1,000,000   AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Sports Authority, 5.75%, 2017               1,006,250
  1,565,000   AAA/Aaa    Metropolitan Government Nashville & Davidson
                           County Water & Sewer Authority, 6.0%, 2007         1,696,069
                                                                          -------------
                                                                          $   3,917,819
                                                                          -------------

                         Texas - 7.3%
  2,145,000   NR/AAA     Castleberry Independent School District
                           General Obligation, 5.7%, 2021                 $   2,158,406
  2,310,000   AAA/Aaa    Clear Creek Independent School District
                           General Obligation, 0%, 2010                       1,180,988
  1,305,000   NR/Aaa     Comal Independent School District General
                           Obligation, 7.0%, 2007                             1,508,906
  1,500,000   NR/A       Houston, Texas Housing Authority, 8.0%, 2014         1,636,875
  2,050,000   AA/Aa      Keller Independent School District General
                           Obligation, 0%, 2010                               1,019,875
  2,000,000   AAA/NR     Kingsbridge Utility Systems Revenue,
                           5.375%, 2015                                       1,980,000
  1,595,000   AAA/Aaa    Port Lavaca Utility Systems Revenue,
                           5.75%, 2022                                        1,596,994


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Texas - (continued)
 $3,500,000   AAA/Aaa    San Antonio, Texas Water Revenue,
                           5.6%, 2021                                         3,486,875
  3,000,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2007                                  1,841,250
  5,500,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2008                                  3,176,250
  2,750,000   AAA/Aaa    Texas Public Finance Authority Building
                           Revenue, 0%, 2010                                  1,399,063
  1,400,000   AA/Aa      Texas State General Obligation, 6.125%, 2008         1,484,000
  8,750,000   AAA/Aa1    Texas State Turnpike Authority, 5.25%, 2023          8,367,187
                                                                          -------------
                                                                          $  30,836,669
                                                                          -------------

                         Utah - 2.9%
  2,500,000   AAA/Aaa    St. George Water Revenue, Series A,
                           5.85%, 2020                                    $   2,531,250
    595,000   NR/Aa      Utah Housing Finance Agency Revenue,
                           5.95%, 2011++                                        609,131
  1,270,000   AA/Aa      Utah Intermountain Power Agency Revenue,
                           5.0%, 2016                                         1,155,700
  3,010,000   A+/Aa      Utah Intermountain Power Agency Revenue,
                           5.0%, 2018                                         2,709,000
  3,480,000   AA/NR      Weber County Municipal Building Authority
                           Revenue, 5.75%, 2019                               3,462,600
  1,250,000   AAA/NR     White County General Obligation, 5.85%, 2026         1,260,938
    455,000   AAA/NR     White County Water Revenue, 5.9%, 2022                 463,531
                                                                          -------------
                                                                          $  12,192,150
                                                                          -------------

                         Virginia - 3.3%
  1,000,000   AA1/NR     Arlington County Industrial Development
                           Revenue, 5.45%, 2027                           $     976,250
    350,000   AA1/NR     Arlington County Industrial Development
                           Revenue, 5.4%, 2017                                  343,438
    750,000   AAA/Aaa    Chesapeake Industrial Development Authority,
                           5.25%, 2017                                          721,875
  1,750,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.5%, 2012                                         1,868,125
  4,685,000   A+/A1      Chesapeake Water & Sewer System Revenue,
                           6.4%, 2017                                         4,913,394
  1,000,000   AA-/Aa     Fairfax County Water & Sewer System
                           Revenue, 6.0%, 2022                                1,026,250
  1,750,000   NR/A       Harrisonburg Redevelopment & Housing
                           Authority Revenue, 6.5%, 2014                      1,813,436


The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

                S&P/
               Moody's
 Principal     Ratings
  Amount     (unaudited)                                                          Value
                         Virginia - (continued)
 $2,500,000   AA2/AA     Norfolk Virginia Industrial Development
                           Revenue, 5.625%, 2017                              2,503,125
                                                                          -------------
                                                                          $  14,165,893
                                                                          -------------

                         Washington - 4.2%
  2,820,000   AAA/Aaa    Clark County Public Utility District #1 Water
                           Revenue, 5.5%, 2015                            $   2,805,900
  1,500,000   AAA/Aaa    Grant County Public Utility District #2,
                           Series A, 5.625%, 2031                             1,471,874
  1,655,000   AA+/AA1    King County General Obligation, 6.625%, 2015         1,818,431
  1,000,000   NR/Aaa     King & Snohomish Counties, Washington
                           School District, 5.75%, 2014                       1,006,250
  3,500,000   A+/Aaa     Snohomish County Public Utility District
                           Revenue, 6.8%, Prerefunded,  2020*                 4,042,500
  2,250,000   AAA/Aaa    Snohomish County School District General
                           Obligation, 5.7%, 2011                             2,345,625
  4,000,000   AA/Aa      Washington State Public Power Supply System
                           Revenue, Series A, 6.5%, 2015                      4,190,000
                                                                          -------------
                                                                          $  17,680,580
                                                                          -------------

                         West Virginia - 0.3%
  1,000,000   A+/Aa1     West Virginia State Housing Development,
                           7.05%, 2024                                    $   1,057,500
                                                                          -------------

                         Wisconsin - 1.3%
  1,430,000   AAA/Aaa    Adams-Friendship School District, 6.5%, 2016     $   1,599,813
  3,600,000   AA+/Aa2    Milwaukee Local District Heating Facility
                           Revenue, 6.85%, 2021                               3,861,000
                                                                          -------------
                                                                          $   5,460,813
                                                                          -------------

                         Wyoming - 2.4%
  9,750,000   AA/Aa      Wyoming Community Development Authority
                           Revenue, Series B, 7.05%, 2033                 $  10,225,312
                                                                          -------------


18   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Principal
   Amount                                                                         Value
              TOTAL INVESTMENT IN TAX-EXEMPT SECURITIES
              (Cost $398,902,895)                                         $ 420,593,637
                                                                          -------------

              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.9%
$ 3,638,953   Lehman Brothers Munifund                                    $   3,638,953
                                                                          -------------

              TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
              (Cost $3,638,953)                                           $   3,638,953
                                                                          -------------

              TOTAL INVESTMENT IN SECURITIES - 100%
              (Cost $402,541,848) (a)                                     $ 424,232,590
                                                                          =============


The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/97                                      (continued)
--------------------------------------------------------------------------------

+ The concentration of investments by type of obligation / market sector is as follows:

         General Obligation                          8.5%
         Escrowed in U.S. Government Securities      7.8
         Revenue Bonds:
            Education Revenue                       12.4
            Water & Sewer Revenue                   14.4
            Hospital Revenue                         3.0
            Housing Revenue                          7.7
            Pollution Control Revenue                9.9
            Power Revenue                           13.0
            Transportation Revenue                   7.3
            Other                                   16.0

++ A portion of the bond was called on July 1, 1997.

* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

** When-issued security.

NR Not rated.

(a) At June 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $402,541,848 was as follows:

        Aggregate gross unrealized gain for all
           investments in which there is an
           excess of value over tax cost                          $  21,810,207

        Aggregate gross unrealized loss for all
           investments in which there is an
           excess of tax cost over value                               (119,465)
                                                                  -------------
        Net unrealized gain                                       $  21,690,742
                                                                  =============

Purchase and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1997 aggregated $63,004,452 and $87,643,268 respectively.


20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investment of $3,638,953)(cost $402,541,848)                $ 424,232,590
   Receivables -
      Investment securities sold                                      2,543,428
      Fund shares sold                                                  103,936
      Interest                                                        7,146,024
   Other                                                                 38,222
                                                                  -------------
      Total assets                                                $ 434,064,200
                                                                  -------------

LIABILITIES:
   Payables -
      Investment securities purchased                             $   6,051,660
      Fund shares repurchased                                           294,587
      Due to Bank                                                       715,959
      Dividends                                                         461,450
   Due to affiliates                                                    491,323
   Accrued expenses                                                      49,415
                                                                  -------------
      Total liabilities                                           $   8,064,393
                                                                  -------------

NET ASSETS:
   Paid-in capital                                                $ 398,703,952
   Distributions in excess of net investment income                     (46,023)
   Accumulated undistributed net realized gain                        5,651,136
   Net unrealized gain on investments                                21,690,742
                                                                  -------------
      Total net assets                                            $ 425,999,807
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $420,055,400/34,990,970 shares)              $       12.00
                                                                  =============
   Class B (based on $5,044,037/422,917 shares)                   $       11.93
                                                                  =============
   Class C (based on $900,370/75,406 shares)                      $       11.94
                                                                  =============

MAXIMUM OFFERING PRICE:
   Class A                                                        $       12.57
                                                                  =============


The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97

INVESTMENT INCOME:
   Interest                                                        $ 12,718,294
                                                                   ------------
EXPENSES:
   Management fees                                 $ 1,028,166
   Transfer agent fees
     Class A                                           248,538
     Class B                                             3,166
     Class C                                               347
   Distribution fees
     Class A                                           524,520
     Class B                                            23,804
     Class C                                             3,506
   Accounting                                           75,370
   Custodian fees                                       29,623
   Registration fees                                    26,050
   Professional fees                                    20,447
   Printing                                             10,290
   Fees and expenses of nonaffiliated trustees          11,478
   Miscellaneous                                        23,262
                                                   -----------
     Total expenses                                                $  2,028,567
     Less fees paid indirectly                                          (45,183)
                                                                   ------------
     Net expenses                                                  $  1,983,384
                                                                   ------------
     Net investment income                                         $ 10,734,910
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                $  3,385,216
   Change in net unrealized gain on investments                      (1,716,971)
                                                                   ------------
     Net gain on investments                                          1,668,245
                                                                   ------------
     Net increase in net assets resulting from operations          $ 12,403,155
                                                                   ============


22   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/97 and the Year Ended 12/31/96

                                                            Six Months Ended      Year Ended
FROM OPERATIONS:                                                 6/30/97           12/31/96
Net investment income                                         $ 10,734,910       $ 23,614,361
Net realized gain on investments                                 3,385,216          7,202,137
Change in net unrealized gain on investments                    (1,716,971)       (15,506,855)
     Net increase in net assets resulting from operations     $ 12,403,155       $ 15,309,643
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
     Class A ($0.30 and $0.62 per share, respectively)        $(10,617,574)      $(23,535,318)
     Class B ($0.25 and $0.53 per share, respectively)            (102,284)          (150,311)
     Class C ($0.25 and $0.49 per share, respectively)             (15,052)           (10,503)
In excess of net investment income
     Class A ($0.00 and $0.00 per share, respectively)             (44,609)           (25,684)
     Class B ($0.00 and $0.02 per share, respectively)              (1,266)            (2,502)
     Class C ($0.00 and $0.01 per share, respectively)                (148)              (387)
Net realized gain
     Class A ($0.00 and $0.19 per share, respectively)                  --         (7,100,936)
     Class B ($0.00 and $0.19 per share, respectively)                  --            (65,933)
     Class C ($0.00 and $0.19 per share, respectively)                  --             (5,475)
     Total distributions to shareholders                      $(10,780,933)      $(30,897,049)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 24,951,706       $ 35,328,631
Reinvestment of distributions                                    7,767,431         22,894,661
Cost of shares repurchased                                     (55,249,026)       (74,380,885)
     Net decrease in net assets resulting from
     fund share transactions                                  $(22,529,889)      $(16,157,593)
     Net decrease in net assets                               $(20,907,667)      $(31,744,999)
NET ASSETS:
Beginning of period                                            446,907,474        478,652,473
End of period (including distributions in excess of net
     investment income of $46,023 and $0 respectively)        $425,999,807       $446,907,474

CLASS A                         `97 Shares        `97 Amount       `96 Shares        `96 Amount
Shares sold                      1,986,111       $23,633,842        2,624,795       $31,528,578
Reinvestment of distributions      646,803         7,686,370        1,900,488        22,723,038
Less shares repurchased         (4,589,335)      (54,591,805)      (6,137,421)      (73,605,519)
                                ----------      ------------       ----------      ------------
     Net decrease               (1,956,421)     $(23,271,593)      (1,612,138)     $(19,353,903)
                                ==========      ============       ==========      ============
CLASS B
Shares sold                         69,520          $819,068          286,510        $3,418,543
Reinvestment of distributions        5,643            66,642           13,070           155,278
Less shares repurchased            (55,543)         (656,421)         (64,400)         (766,599)
                                ----------      ------------       ----------      ------------
     Net increase                   19,620          $229,289          235,180        $2,807,222
                                ==========      ============       ==========      ============
CLASS C*
Shares sold                         42,041          $498,796           31,562          $381,510
Reinvestment of distributions        1,221            14,419            1,380            16,345
Less shares repurchased                (69)             (800)            (729)           (8,767)
                                ----------      ------------       ----------      ------------
     Net increase                   43,193          $512,415           32,213          $389,088
                                ==========      ============       ==========      ============

* Class C shares were first publicly offered on January 31, 1996.


The accompanying notes are an integral part of these financial statements.   23

FINANCIAL HIGHLIGHTS 6/30/97

                                                        Six Months
                                                          Ended       Year Ended   Year Ended   Year Ended  Year Ended  Year Ended
CLASS A                                                  6/30/97       12/30/96     12/31/95     12/31/94   12/31/93(a)  12/31/92
Net asset value, beginning of period                    $  11.96       $  12.36     $  11.24     $  12.68    $  12.08    $  11.99
                                                        --------       --------     --------     --------    --------    --------
Increase (decrease) from investment operations:
  Net investment income                                 $   0.30       $   0.62     $   0.64     $   0.64    $   0.67    $   0.71
  Net realized and unrealized gain (loss) on
   investments                                              0.04          (0.21)        1.21        (1.44)       0.87        0.31
                                                        --------       --------     --------     --------    --------    --------
Net increase (decrease) from investment operations      $   0.34       $   0.41     $   1.85     $  (0.80)   $   1.54    $   1.02
Distributions to shareholders:
  Net investment income                                    (0.30)         (0.62)       (0.64)       (0.64)      (0.67       (0.71)
  Net realized gain                                           --          (0.19)       (0.09)          --       (0.27)      (0.22)
                                                        --------       --------     --------     --------    --------    --------
Net increase (decrease) in net asset value              $   0.04       $  (0.40)    $   1.12     $  (1.44)   $   0.60    $   0.09
                                                        --------       --------     --------     --------    --------    --------
Net asset value, end of period                          $  12.00       $  11.96     $  12.36     $  11.24    $  12.68    $  12.08
                                                        ========       ========     ========     ========    ========    ========
Total return*                                               2.87%          3.58%       16.84%       (6.38)%     12.98%       8.73%
Ratio of net expenses to average net assets                 0.94%**+       0.92%+       0.91%+       0.91%       0.86%       0.87%
Ratio of net investment income to average net assets        5.00%**+       5.16%+       5.37%+       5.37%       5.37%       5.80%
Portfolio turnover rate                                       30%**          44%          35%          55%         58%         62%
Net assets, end of period (in thousands)                $420,055       $441,733     $476,584     $452,661    $532,491    $466,586
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                              0.92%**        0.90%        0.89%          --          --          --
  Net investment income                                     5.02%**        5.18%        5.39%          --          --          --

(a) Prior to assumption of the management agreement on December 1, 1993 by Pioneering Management Corporation, the Fund was advised by Mutual of Omaha Fund Management Company.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio assuming no reduction for fees paid indirectly.


24   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended     Year Ended   4/28/95 to
CLASS B                                      6/30/97     12/31/96    12/31/95
Net asset value, beginning of period          $11.88      $12.31      $11.81
                                              ------      ------      ------
Increase (decrease) from investment
  operations:
   Net investment income                      $ 0.25      $ 0.53      $ 0.35
   Net realized and unrealized gain
     (loss) on investments                    $ 0.05       (0.22)       0.58
                                              ------      ------      ------
   Net increase from investment operations    $ 0.30      $ 0.31      $ 0.93
Distributions to shareholders:
   Net investment income                       (0.25)      (0.53)      (0.34)
   In excess of net investment income             --       (0.02)         --
   Net realized gain                              --       (0.19)      (0.09)
                                              ------      ------      ------
Net increase (decrease) in net asset value    $ 0.05      $(0.43)     $ 0.50
                                              ------      ------      ------
Net asset value, end of period                $11.93      $11.88      $12.31
                                              ======      ======      ======
Total return*                                   2.59%       2.66%       7.94%
Ratio of net expenses to average net assets     1.70%**+    1.67%+      1.72%**+
Ratio of net investment income to
   average net assets                           4.23%**+    4.38%+      4.38%**+
Portfolio turnover rate                           30%**       44%         35%**
Net assets, end of period (in thousands)      $5,044      $4,792      $2,069
Ratios assuming reduction for fees
  paid indirectly:
   Net expenses                                 1.67%**     1.65%       1.65%**
   Net investment income                        4.26%**     4.40%       4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/97
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended      1/31/96 to
CLASS C                                               6/30/97      12/31/96
Net asset value, beginning of period                  $11.88        $12.32
                                                      ------        ------
Increase (decrease) from investment operations:
   Net investment income                              $ 0.25        $ 0.49
   Net realized and unrealized gain (loss) on
    investments                                         0.06         (0.24)
                                                      ------        ------
    Net increase from investment operations           $ 0.31        $ 0.25
Distributions to shareholders:
   Net investment income                               (0.25)        (0.49)
   In excess of net investment income                     --         (0.01)
   Net realized gain (loss)                               --         (0.19)
                                                      ------        ------
Net increase (decrease) in net asset value            $ 0.06        $(0.44)
                                                      ------        ------
Net asset value, end of period                        $11.94        $11.88
                                                      ------        ------
Total return*                                           2.68%         2.19%
Ratio of net expenses to average net assets             1.66%**+      1.71%**+
Ratio of net investment income to average net assets    4.23%**+      4.34%**+
Portfolio turnover rate                                   30%**         44%
Net assets, end of period (in thousands)              $  900        $  383
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                         1.63%**       1.69%**
   Net investment income                                4.26%**       4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

A. Security Valuation

   Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities, and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identi-

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97                                (continued)
--------------------------------------------------------------------------------

   fied cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

   The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $25,429 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1997.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund

   capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, $189,359 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $38,913 in transfer agent fees payable to PSC at June 30, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $263,051 in distribution fees payable to PFD at June 30, 1997.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/97
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $16,848 were paid to PFD.

5. Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $45,183 under such arrangements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet of Pioneer Tax-Free Income Fund, including the schedule of investments, as of June 30, 1997, and the related statement of operations, statements of changes in net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of June 30, 1997, the results of its operations and the changes in its net assets for the periods presented and financial highlights for the six months ended June 30, 1997 and the three years ended December 31, 1996, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 1, 1997

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                       Officers
John F. Cogan, Jr.             John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.           President
Margaret B.W. Graham           David D. Tripple, Executive Vice President
John W. Kendrick               Mark L. Winter, Vice President
Marguerite A. Piret            William H. Keough, Treasurer
David D. Tripple               Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFoneSM

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                                Income Funds

Global/International                        Taxable
Pioneer Emerging Markets Fund               Pioneer America Income Trust
Pioneer Europe Fund                         Pioneer Bond Fund
Pioneer Gold Shares                         Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund           Tax-Exempt
Pioneer World Equity Fund                   Pioneer Intermediate Tax-Free Fund
                                            Pioneer Tax-Free Income Fund
United States
Pioneer Capital Growth Fund                 Money Market Fund
Pioneer Growth Shares                       Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

*0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                              1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                           1-800-225-4321

Retirement plans information                                   1-800-622-0176

Telecommunications Device for the Deaf (TDD)                   1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                              1-800-225-4240

Our Internet e-mail address                              ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                      www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] Pioneer Funds Distributor, Inc.      0897-4362
       60 State Street                      (C) Pioneer Funds Distributor, Inc.
       Boston, Massachusetts  02109         [Recycled] Printed on Recycled Paper